Exhibit 10.31

Execution Copy

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND JOINDER AGREEMENT

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT and JOINDER AGREEMENT (this “Amendment”), is entered into as of December 13, 2006 and amends in certain respects that certain that Second Amended and Restated Credit Agreement, dated as of June 29, 2006, by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (the “Borrower”), each of the financial institutions that is, or pursuant to the terms thereof may become, a party as a Bank thereto (individually, a “Bank”, and collectively, the “Banks”), NATIONAL CITY BANK (“NatCity”), in its capacity as Administrative Agent for the Banks (the “Administrative Agent”), FORTIS BANK (NEDERLAND) N.V. (“Fortis”), in its capacity as Structuring Agent and Security Agent for the Banks (the “Security Agent”), and CALYON NEW YORK BRANCH (the “Additional Bank”) (as the same may from time to time be amended, supplemented or otherwise modified, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower desires to prepay Fortis in full, and Fortis is willing to withdraw as a Bank in connection with such prepayment and desires to resign as Security Agent under the Credit Agreement;

WHEREAS, pursuant to Section 9.11 of the Credit Agreement, the Banks desire to appoint NatCity as successor Security Agent, and the Borrower is willing to consent to such appointment;

WHEREAS, the Additional Bank desires to join the Credit Agreement as an Additional Bank pursuant to Section 10.01 of the Credit Agreement, and the execution and delivery of this Amendment is a condition precedent to the Additional Bank becoming a party to, and a Bank under, the Credit Agreement; and

WHEREAS, in connection with the foregoing transactions, the Borrower, the Agents and the Banks desire to amend the Credit Agreement in certain respects, as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.   Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

Section 2.   Appointment and Consent.

Section 2.1.   Appointment of Security Agent. The Banks hereby jointly appoint NatCity as successor Security Agent to Fortis pursuant to Section 9.11 of the Credit Agreement, such appointment to become effective as provided in Section 5 of this Amendment; the Borrower hereby consents to such appointment and NatCity hereby accepts such appointment. Pursuant to such appointment, NatCity shall succeed to and shall become vested with the duties, rights, powers and privileges of Fortis, as Security Agent, and, subject to the last sentence of this Section 2(a), Fortis shall be discharged from all duties and liabilities as Security Agent, in each case under the Credit Agreement and the other Loan Documents. Concurrently with such discharge, Fortis hereby assigns to NatCity, as successor Security Agent under the Loan Documents (the “Successor Agent”), all of its rights, powers, entitlements, benefits and privileges as Security Agent and beneficiary under the Security Documents, including without limitation all Liens held by it as Security Agent. Fortis agrees to execute and deliver to the Successor Agent from time to time, at the request of the Borrower or the Successor Agent, and at the sole expense of the Borrower, such documents, confirmations and instruments as shall be required or reasonably requested in order to effectuate the intent and purposes of this Amendment, including, without limitation, all assignments of Liens in favor of the Successor Agent.

Section 2.2.   Waiver. The Borrower and the Banks hereby waive the requirement for 30 days’ prior written notice of resignation from the Security Agent pursuant to Section 9.11 of the Credit Agreement.

Section 3.   Joinder of Additional Bank. The Borrower and the Agents (including the Successor Agent) hereby agree as follows:

Section 3.1.   Joinder in the Credit Agreement. The Additional Bank hereby joins the Credit Agreement and accepts and agrees to be bound by all of the terms and conditions thereof, and the Borrower, the Administrative Agent and the Security Agent (including the Successor Agent) hereby consent to such joinder in the Credit Agreement by the Additional Bank. The Additional Bank confirms the appointment and authorization of the Administrative Agent and the Security Agent (including the Successor Agent) pursuant to Section 9.01 of the Credit Agreement and expressly acknowledges to the Agents (including the Successor Agent) the matters referred to in Section 9.03 of the Credit Agreement.

Section 3.2.   “Bank” under the Loan Documents. The Additional Bank shall henceforth be deemed a “Bank” for all purposes of the Credit Agreement, the Security Agreement and the other Loan Documents.

Section 3.3.   Obligations of the Borrower. The Obligations of the Borrower to the Additional Bank shall be secured by the Collateral pursuant to the Security Agreement and the other Loan Documents with all other Obligations of the Borrower to all other Banks and the Agents in accordance with the Credit Agreement, the Security Agreement and the other Loan Documents.

Section 3.4.   Commitment. The amount of the Additional Bank’s Commitment is TWENTY MILLION Dollars ($20,000,000) and its Commitment Percentage is 9.22%.

Section 3.5.   Notices. The address of the Additional Bank for purposes of Section 11.09 of the Credit Agreement is 1301 Avenue of the Americas, New York, New York 10019-6022, Attention: Charles Moran, unless changed in accordance with the terms thereof.

Section 3.6.   Separate Joinder Agreement Not Required. This Section 3 shall be in lieu of a separate Joinder Agreement required by Section 10.01 of the Credit Agreement.

Section 4.   Amendments to Credit Agreement.

Section 4.1.   Amendment to Certain Defined Terms. Clause “(i)” of the definition of “Asset Base” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i)   the aggregate amount includible in the Asset Base of Net Book Value of Eligible Engines and Eligible Equipment (other than Eligible Parts) manufactured by the same Acceptable Manufacturer and of the makes and models set forth on Schedule 1.01(d) shall not exceed 25% of the Asset Base; provided, however, that the aggregate amount includible in the Asset Base of Net Book Value of CFM56-7 series Engines may constitute up to 45% of the Asset Base;”

Section 4.2.   Amendment relating to Section 9.03. Section 9.03(a) is hereby amended by deleting the word “not” from where it appears therein.

Section 4.3.   Amendment relating to Section 9.11. Section 9.11 of the Credit Agreement is hereby amended by substituting the reference “Majority Banks” for the reference in the second sentence thereof to “Banks”.

Section 4.4.   Amendment relating to Aggregate Revolving Loan Commitment. In accordance with Section 2.01(a) of the Credit Agreement, the Borrower hereby elects, and the Agents (including the Successor Agent) hereby consent, to increase the Aggregate Revolving Loan Commitment to $217,000,000. Accordingly, Schedule 1.01(a) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Schedule 1.01(a) annexed hereto.

Section 5.   Withdrawal of Fortis as a Bank. Fortis agrees that, upon receipt of payment in full of all amounts owed to it under the Credit Agreement and the other Loan Documents, its Commitment will be automatically terminated and it will no longer be a “Bank” or “Structuring Agent” under the Credit Agreement and any other Loan Document. Each of the Banks hereby acknowledges and agrees to the prepayment of all amounts owed to Fortis and to Fortis’s withdrawal as a Bank and as Structuring Agent under the Credit Agreement and the other Loan Documents.

Section 6.   Effectiveness. The effectiveness of this Amendment shall be conditioned upon the fulfillment to the satisfaction of the Administrative Agent of each of the following conditions by no later than December 31, 2006:

(i)	The Administrative Agent shall have received counterparts of this Amendment executed by each of the parties required to execute the same pursuant to the Credit Agreement and the other Loan Documents.

(ii)

The Administrative Agent shall have received confirmation from the Additional Bank that all documentation required in connection with its joinder as an Additional Bank under the Credit Agreement shall have been received.

(iii)

The Additional Bank shall have received a new promissory note duly executed by the Borrower, and each Bank, whose Commitment is changed, as set forth on Schedule 1.01(a) attached hereto, shall have received a substitute promissory note duly executed by the Borrower in the amount of such changed Commitment.

(iv)	No Material Adverse Change shall have occurred since June 30, 2006.

(v)	The Administrative Agent shall receive written confirmation from Fortis that it has received payment in full of all amounts owed to it under the Credit Agreement and the other Loan Documents.

(vi)

Each of the Banks who shall have executed and delivered a counterpart to this Amendment, or the Administrative Agent on behalf of such Bank, shall have received the fee to which such Bank is entitled in accordance with Annex A hereto.

Notwithstanding the foregoing, if any amendment set forth in Section 4 hereof or any other provision hereof shall not become effective due to the failure to satisfy a condition of this Section 6, that shall not limit the effectiveness of any other provision hereof if the conditions to effectiveness thereof shall be satisfied. For purposes of determining compliance with the conditions specified in this Section 6, each Bank that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent and the requisite Banks pursuant to the Credit Agreement.

Section 7.   Reference to and Effect on Loan Documents. On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document within the definition thereof in the Credit Agreement.

Section 8.   Reaffirmation of Security Interest. The Borrower hereby reaffirms as of the date hereof each and every security interest and Lien granted in favor of the Security Agent and the Banks under the Loan Documents, and agrees and acknowledges that such security interests and Liens shall continue from and after the date hereof and shall remain in full force and effect from and after the date hereof, in each case after giving effect to the Credit Agreement as amended by this Amendment, and the Obligations secured thereby and thereunder shall include the Borrower’s obligations under the Credit Agreement as amended by this Amendment. Each such reaffirmed security interest and Lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed.

Section 9.   Further Assurances. Each of the parties hereto hereby agrees, at the sole cost and expense of the Borrower, to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any party hereto may reasonably require to carry into effect the purposes of this Amendment.

Section 10.   Costs and Expenses. The Borrower hereby agrees to pay all costs and expenses of the Administrative Agent (including attorneys’ fees and expenses) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 11.   Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Section 12.   Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Amendment shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

Section 13.   Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Amendment by facsimile transmission shall constitute execution and delivery of this Amendment for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy thereof.

Section 14.   Headings; Binding Effect. The headings of the several sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. The provisions of this Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

Section 15.   Consultation with Advisors.  The Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment. This Amendment shall be construed without regard to any presumption or any rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

Section 16.   Entire Agreement.  This Amendment sets forth the entire

understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled, orally or otherwise, except as provided in the Credit Agreement.

[Remainder of page intentionally left blank; signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:

WILLIS LEASE FINANCE CORPORATION,

By:	/s/ Robert M. Warwick
	Name:	Robert M. Warwick
	Title:	Executive Vice President
Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND JOINDER AGREEMENT

AGENTS:

FORTIS BANK (NEDERLAND) N.V.,
as Structuring Agent and Security Agent

By:	/s/ J.F.G.M. Wolfhagen
Name: J.F.G.M. Wolfhagen
Title: Director Portfolio Riskmanagement

By:	/s/ M.H. Schipper
Name: M.H. Schipper
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND JOINDER AGREEMENT

NATIONAL CITY BANK,
as Administrative Agent, Successor Agent and Swing Line Lender

By:	/s/ Christos Kytzidis
Name: Christos Kytzidis
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND JOINDER AGREEMENT

BANKS:

CALYON NEW YORK BRANCH,
as Additional Bank

By:	/s/ Brian Bolotin
Name: Brian Bolotin
Title: Managing Director

By:	/s/ Charles Moran
Name: Charles Moran
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND JOINDER AGREEMENT

NATIONAL CITY BANK

By:	/s/ Christos Kytzidis
	Name:	Christos Kytzidis
	Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND JOINDER AGREEMENT

CALIFORNIA BANK & TRUST,

By:	/s/ J. Michael Sullivan
Name: J. Michael Sullivan
Title: Vice President

SIGNATURE PAGE TO
JOINDER AGREEMENT AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KfW

By:	/s/ Thomas Brehler
Name: Thomas Brehler
Title: First Vice President

By:	/s/ Andreas Roth
Name: Andreas Roth
Title: Senior Project Manager

SIGNATURE PAGE TO
JOINDER AGREEMENT AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITY NATIONAL BANK

By:	/s/ Nanci Brusati Dias
Name: Nanci Brusati Dias
Title: Senior Vice President

SIGNATURE PAGE TO
JOINDER AGREEMENT AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC

By:	/s/ Martin Wells
Name: Martin Wells
Title: Head of Aviation Finance

SIGNATURE PAGE TO
JOINDER AGREEMENT AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH

By:	/s/ Alex Aupoix
Name: Alex Aupoix
Title: Vice President

By:	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title: Vice President

SIGNATURE PAGE TO
JOINDER AGREEMENT AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HSH NORDBANK AG, NEW YORK BRANCH

By:	/s/ Wolfgang Arbaczewski
	Name:	Wolfgang Arbaczewski
	Title:	Vice President – Transportation Americas HSH Nordbank AG, New York Branch

By:	/s/ Klaus Bernhart
	Name:	Klaus Bernhart
	Title:	General Manager HSH Nordbank AG, New York Branch

SIGNATURE PAGE TO
JOINDER AGREEMENT AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

STATE BANK OF INDIA, LOS ANGELES AGENCY

By:	/s/ K.S.S. Naidu
Name: Mr. K.S.S. Naidu
Title: V.P. (Credit)

SIGNATURE PAGE TO
JOINDER AGREEMENT AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LANDESBANKI ISLANDS HF.

By:	/s/ Hlynur Sigursveinsson
Name: Hlynur Sigursveinsson
Title: Senior Manager

By:	/s/ Magnus Karlsson
Name: Magnus Karlsson
Title: Senior Account Manager

SIGNATURE PAGE TO
JOINDER AGREEMENT AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS

By:	/s/ Antoine Treguer
Name: Antoine Treguer
Title: VP Aviation Finance Group

SIGNATURE PAGE TO
JOINDER AGREEMENT AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORTIS BANK (NEDERLAND) N.V.,

By:	/s/ J.F.G.M. Wolfhagen
Name: J.F.G.M. Wolfhagen
Title: Director Portfolio Riskmanagement

By:	/s/ M.H. Schipper
Name: M.H. Schipper
Title:

SIGNATURE PAGE TO
JOINDER AGREEMENT AND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SCHEDULE 1.01(a)

COMMITMENT PERCENTAGES AND LOAN COMMITMENTS

Bank Name	Commitment	Commitment Percentage

National City Bank	$35,000,000	16.13%
California Bank & Trust	$25,000,000	11.52%
KfW	$25,000,000	11.52%
Calyon New York Branch	$20,000,000	9.22%
City National Bank	$20,000,000	9.22%
Alliance & Leicester Commercial Finance Plc	$20,000,000	9.22%
Credit Industriel et Commercial, New York Branch	$20,000,000	9.22%
HSH Nordbank AG, New York Branch	$15,000,000	6.91%
State Bank of India, Los Angeles Agency	$15,000,000	6.91%
Landesbanki Islands hf.	$12,000,000	5.53%
BNP Paribas	$10,000,000	4.60%

Total	$217,000,000	100.00%

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